UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 14, 2011

JBI, INC.
(Exact name of registrant as specified in charter)

Nevada	000-52444	20-4924000
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employee Identification No.)

1783 Allanport Road, Thorold Ontario	L0S 1K0
(Address of Principal Executive Offices)	(Zip Code)

(905) 384-4383
(Registrant’s telephone number, including area code)
N/A
(Former name or former address, if changed since last report)
––––––––––––––––
Copies to:
Gregg E. Jaclin, Esq.
Anslow + Jaclin, LLP
195 Route 9 South, Suite 204
Manalapan, New Jersey 07726
(732) 409-1212
––––––––––––––––

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

On July 14, 2011, the staff of the Securities and Exchange Commission’s (SEC) Division of Enforcement issued a “Wells Notice” to  JBI, Inc., ( the “Company”) indicating  that the staff intended to recommend that the SEC file a civil lawsuit alleging that the Company violated  certain provisions of the federal securities laws .  Based on communications with the Enforcement staff, the Company believes that the proposed lawsuit relates to the Company’s subsequently restated financial statements for the third quarter of 2009, which were included in its Form 10-Q filed on November 16, 2009 and its financial statements for the year ended December 31, 2009, which were included in its 2009 Form 10-K filed on March 31, 2010.   The restatement concerned the Company’s valuation of media credits, accounting for certain acquisitions, and equity issuances.  Based on information obtained from the Enforcement staff, the Company believes that the staff may also recommend naming one or more current and former officers of the Company as defendants in the proposed lawsuit.

Under the SEC’s procedures, a Wells Notice indicates that the SEC Enforcement staff has decided to recommend instituting litigation, but the Commission itself has not decided whether or not to approve such a recommendation.  The Company has the opportunity to respond to the SEC staff before a decision is made whether to take any adverse action. The Company produced a large quantity of documents, and cooperated with the Enforcement staff, with regard to the investigation preceding the Wells Notice.

The Company cannot predict the outcome of the dispute with the SEC, including whether a lawsuit will be filed or the terms of any settlement that may be reached.  The Company has been given an opportunity to respond to the Wells Notice, and will decide how to proceed based on consultation with its litigation counsel.

To the best of the Company’s knowledge, the Enforcement staff’s concerns do not currently encompass matters unrelated to the restatement. The Company took a number of proactive steps in connection with the restatement, including hiring additional accounting staff members, retaining a reputable, top-30 accounting firm (WithumSmith+Brown) to provide relevant expertise, and upgrading its accounting software.   Previously, on May 21, 2010, the Company disclosed that its financial statements for the indicated time periods should no longer be relied upon.

The Company is deeply concerned about the recent significant trading activity and stock price decrease, which were unaccompanied by any Company disclosures during the 48 hours prior to receiving the Wells Notice.  The Company was unaware of the notice until shortly prior to its receipt, and members of management did not trade in the Company’s stock during this period.

The Company does not anticipate that the notice will negatively impact its business operations.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

None

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized

JBI, INC.

Date: July 20, 2011	By:	/s/ John Bordynuik
John Bordynuik
Chief Executive Officer